UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock MuniYield Pennsylvania Quality Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

IMPORTANT SHAREHOLDER INFORMATION

[●], 2024

Dear Shareholder,

An annual meeting of the shareholders of BlackRock MuniYield Pennsylvania Quality Fund (“MPA” or the “Fund”) will be held at [●], on [●], [●], 2024 at [●] [a.m./p.m.] (Eastern time), to consider and vote on nominees for the Board of Trustees of the Fund (the “Board”), as discussed in the enclosed proxy statement.

YOUR VOTE IS EXTREMELY IMPORTANT BECAUSE AN ACTIVIST HEDGE FUND MANAGED BY SABA CAPITAL MANAGEMENT, L.P. (“SABA”) HAS TAKEN A LARGE POSITION IN THE FUND AND IS ATTEMPTING TO TAKE COMPLETE CONTROL OF THE BOARD FOR ITS OWN BENEFIT WITHOUT REGARD TO OTHER SHAREHOLDERS. SABA HAS NOTIFIED THE FUND OF ITS INTENTION TO NOMINATE SEVEN INDIVIDUALS FOR ELECTION TO THE BOARD AT THE MEETING (THE “SABA HEDGE FUND NOMINEES”). THE BOARD UNANIMOUSLY OPPOSES THE SABA HEDGE FUND NOMINEES. We strongly urge you to spend some time reviewing the proposal in the accompanying proxy statement and to vote as recommended by the Board.

MAKE YOUR VOICE HEARD — PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

The Board has unanimously approved the following nominees on behalf of the Fund (the “Board Nominees”) to serve as Trustees of the Fund:

•	Cynthia L. Egan

•	Lorenzo A. Flores

•	Stayce D. Harris

•	J. Phillip Holloman

•	R. Glenn Hubbard

•	W. Carl Kester

•	Catherine A. Lynch

•	Arthur P. Steinmetz

•	Robert Fairbairn

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•	John M. Perlowski

The Board believes the Board Nominees have the skills, qualifications and requisite experience in overseeing investment companies to act in the best interests of ALL shareholders.

How should I vote?
Vote FOR the Board Nominees ✓

The Board members responsible for the Fund unanimously recommend that you vote “FOR” the Board Nominees by voting using the enclosed WHITE proxy card and returning it to us or by using the other voting options discussed in the proxy statement.

What should I NOT do?

Please do NOT send back any proxy card you may receive from Saba, even to withhold votes on the Saba Hedge Fund Nominees, as this will cancel your prior vote for the Board Nominees. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

You have received the enclosed proxy statement because you were a shareholder of record of the Fund on [●], 2024 (the “Record Date”).

Your vote is important. Attendance at the annual meeting will be limited to the Fund’s shareholders as of the Record Date. If you are a record holder of the Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, we request that you vote your shares by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card.

How do I vote?

We encourage you to carefully review the enclosed materials, which explain the proposal in more detail. We hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your WHITE proxy card or WHITE voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

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•	By signing, dating and returning the enclosed WHITE proxy card or WHITE voting instruction form(s) in the postage-paid envelope; or

•	In person at the meeting.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Fund’s proxy solicitor, to vote your shares.

If you have any questions about the proposal to be voted on, please call Georgeson LLC toll free at [●].

Sincerely,

Janey Ahn

Secretary of the Fund

50 Hudson Yards

New York, NY 10001

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IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Why am I receiving the proxy statement?

BlackRock MuniYield Pennsylvania Quality Fund (the “Fund”) is required to hold an annual meeting of shareholders for the election of members of the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”). The enclosed proxy statement describes the proposal to approve the Board Nominees (as defined below).

How does the Board recommend that I vote?

The Board unanimously recommends that you vote “FOR” the election of the Board Nominees.

In order to vote as recommended by the Board, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card. Please do not return or vote any other color proxy card you may receive.

You may receive a different proxy statement (along with a proxy card that is any color other than white) from Saba Capital Management, L.P. (“Saba”) seeking to elect seven individuals to the Board (the “Saba Hedge Fund Nominees”), who have no experience working with the Fund or its investment adviser.

Please discard any proxy card that you receive from Saba. Your Board strongly urges you NOT to sign or return any proxy card sent to you by Saba, even to withhold votes on the Saba Hedge Fund Nominees, because doing so will cancel out any previously-submitted votes on the Fund’s WHITE proxy card. We are not responsible for the accuracy of any information provided by or related to Saba or the Saba Hedge Fund Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Saba or any other statements that Saba or its representatives have made or may otherwise make.

Why does the Board recommend that I vote for the election of the Board Nominees selected by the Board?	The Board has unanimously approved the following nominees on behalf of the Fund (the “Board Nominees”) to serve as Trustees of the Fund: • Cynthia L. Egan • Lorenzo A. Flores

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•  Stayce D. Harris

•  J. Phillip Holloman

•  R. Glenn Hubbard

•  W. Carl Kester

•  Catherine A. Lynch

•  Arthur P. Steinmetz

•  Robert Fairbairn

•  John M. Perlowski

The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that all of the Fund’s current Board Members, all of which are the Board Nominees, are the most qualified and experienced stewards to continue overseeing the Fund in pursuing its investment objective for the benefit of all shareholders. The current Board Members have demonstrated their ability to consistently deliver value to shareholders, all while implementing shareholder-friendly initiatives, such as share buybacks that have generated approximately $700,000 in shareholder profits. The Fund’s performance and share buybacks are described in detail in the enclosed proxy statement.

In contrast, the Saba Hedge Fund Nominees have no experience with the Fund, its investment objective and strategies, or service providers. The Saba Hedge Fund Nominees also have little to no experience with closed-end funds in general, nor do they have the extensive experience with investment company governance possessed by the Board Nominees. The Saba Hedge Fund Nominees have been handpicked and nominated by Saba. The Board believes that Saba is seeking to advance its harmful agenda, which is not in the best interests of the Fund or its other shareholders.

Your Board seeks to ensure that the Fund operates in a responsible manner that protects and advances the interests of all shareholders, and not just the interests of a select few that the Board believes are adverse to the interests of the Fund’s shareholders and the Fund’s ability to pursue its investment objective. The Board has approved the Board Nominees and believes their election is in your best interest.

If elected, the Saba Hedge Fund Nominees would comprise a majority of the Board, and Saba may seek to follow the same takeover playbook it has deployed against other closed-end funds to take over management of the Trust. Since 2021, Saba has on two separate occasions acquired

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significant holdings in a closed-end fund to allow Saba to take over the fund, by using those holdings to help elect boards comprised of at least a majority of Saba-nominated trustees, who in turn terminated the fund’s existing management agreement and then appointed Saba as investment adviser to the fund. In addition to effectively voting itself in as investment adviser, causing those funds to pay a management fee to Saba, Saba has made radical changes to the investment strategies of those funds, resulting in them investing in higher-risk asset classes that may ultimately impede those funds’ ability to produce stable income for shareholders over the long term. Thus, the election of the Saba Hedge Fund Nominees would be detrimental to the Fund and its shareholders, and would result in shareholders being deprived of their ability to remain invested in a fund that follows the Fund’s current investment strategies and one managed by a world class manager like BlackRock.

Will my vote make a difference?

YES. Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all shareholders to participate in the governance of the Fund. Your vote can help ensure that the Board Nominees will be elected.

How do I vote my shares?

You can provide voting instructions by telephone, by calling the toll-free number on the WHITE proxy card or on the WHITE voting instruction form for the Annual Meeting of Shareholders to be held on [●], 2024, or by going to the Internet address provided on the WHITE voting instruction form or WHITE proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card or WHITE voting instruction form, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can vote your shares by signing and dating the WHITE proxy card and mailing it in the enclosed postage-paid envelope.

WHITE proxy cards that are properly signed, dated and received at or prior to the meeting will be voted as specified. If you specify a vote, your proxy will be voted as you indicate. If you simply sign, date and

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return a WHITE proxy card, but don’t specify a vote, your shares will be voted “FOR” the election of the Board Nominees.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of the Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Fund, such as your WHITE voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the WHITE proxy card and returning it in the accompanying postage-paid return envelope.

What should I do with other proxy cards I receive?

We urge you to vote using the Fund’s WHITE proxy card. Please do NOT send back any proxy card you may receive from Saba, even to withhold votes on the Saba Hedge Fund Nominees, as this will cancel your prior vote for the Board Nominees. Only your latest dated proxy will count at the meeting. If you have already sent back the proxy card you received from Saba, you can still change your vote—by promptly completing, signing, dating and returning the enclosed WHITE proxy card, which will replace the proxy card you previously completed.

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What other information should I know in deciding how to vote?

We encourage you to read the entire proxy statement because it contains important information about the Board Nominees and other important information about the Fund, its management and its operations.

You may also receive a proxy statement from Saba, seeking your proxy to elect the Saba Hedge Fund Nominees to the Board. Saba, through its hedge funds, has a history of investing in closed-end funds for the purpose of submitting proposals. In many cases, Saba later withdraws the proposals once the target funds agree to conduct one or more tender offers, open-end fund conversions or other liquidity events. In the case of the Fund, Saba is attempting to take complete control of the Board for its own benefit without regard to other shareholders. The Board believes Saba engages in these tactics to benefit itself and its own hedge funds and investors, and that Saba’s actions are harmful to long-term shareholders of the Fund.

Is the Fund paying for the cost of the proxy statement?

The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Fund.

The Fund and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $[●] for such services (including reimbursements of out-of-pocket expenses).

Whom do I call if I have questions?	If you need more information, or have any questions about voting, please call Georgeson, the Fund’s proxy solicitor, toll free at [●].

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MAKE YOUR VOICE HEARD — PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

To avoid the wasteful and unnecessary expense of further solicitation, and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

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PRELIMINARY COPY SUBJECT TO COMPLETION

[●], 2024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON [●], 2024

To the Shareholders of BlackRock MuniYield Pennsylvania Quality Fund (“MPA” or the “Fund”):

An annual meeting of the shareholders of the Fund will be held at [●], on [●], [●], 2024 at [●] [a.m./p.m.] (Eastern time), to consider and vote on the proposal, as more fully discussed in the accompanying proxy statement:

PROPOSAL 1	To elect to the Board (defined below) ten Trustees.
To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to elect ten Trustees to the Board of Trustees of the Fund (the “Board,” the members of which are referred to as “Board Members”). This meeting is very important because a hedge fund managed by Saba has taken a position in the Fund and notified the Fund of its intention to nominate seven individuals for election to the Board (the “Saba Hedge Fund Nominees”). We strongly urge you to spend some time reviewing the proposal in the accompanying proxy statement and to vote as recommended by the Board.

The Board has unanimously approved the following nominees on behalf of the Fund (the “Board Nominees”):

•	Cynthia L. Egan

•	Lorenzo A. Flores

•	Stayce D. Harris

•	J. Phillip Holloman

•	R. Glenn Hubbard

•	W. Carl Kester

•	Catherine A. Lynch

•	Arthur P. Steinmetz

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•	Robert Fairbairn

•	John M. Perlowski

The Board believes the Board Nominees have the skills, qualifications, and requisite experience in overseeing investment companies to act in the best interests of ALL shareholders.

The Board, including the independent Board Members, unanimously recommends a vote “FOR” the Board Nominees using the WHITE proxy card.

Shareholders of record of the Fund as of the close of business on [●], 2024 (the “Record Date”) are entitled to vote at the meeting and at any adjournments, postponements or delays thereof. A list of the Fund’s shareholders as of the Record Date will be available electronically for inspection by any record shareholder of the Fund beginning two business days after notice is given of the meeting and continuing through the meeting. Shareholders interested in inspecting the list of shareholders for the Fund should contact Georgeson LLC at [●] for additional information.

If you have any questions about the proposal to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at [●].

By Order of the Board,

Janey Ahn

Secretary of the Fund

50 Hudson Yards

New York, NY 10001

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i

PRELIMINARY COPY SUBJECT TO COMPLETION

ANNUAL MEETING OF SHAREHOLDERS

[●], 2024

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniYield Pennsylvania Quality Fund (“MPA” or the “Fund”). The proxies will be voted at the annual meeting (the “meeting”) of shareholders of the Fund and at any and all adjournments, postponements or delays thereof. The meeting will be held at [●], on [●], [●], 2024 at [●] [a.m./p.m.] (Eastern time).

As described in further detail below, the purpose of the meeting is to vote on the following proposal:

PROPOSAL 1	To elect to the Board ten Trustees.
To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

This meeting is very important because a hedge fund managed by Saba Capital Management, L.P. (“Saba”) has taken a position in the Fund and notified the Fund of its intention to nominate seven individuals for election to the Board (the “Saba Hedge Fund Nominees”).

Distribution to shareholders of this Proxy Statement and the accompanying materials, or the WHITE voting instruction form for the Annual Meeting of Shareholders to be held on [●], 2024, will commence on or about [●], 2024.

The Fund is organized as a Massachusetts business trust and is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders of record of the Fund as of the close of business on [●], 2024 (the “Record Date”) are entitled to notice of and to vote at the Fund’s annual meeting of shareholders and at any and all adjournments, postponements or delays thereof. Shareholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of variable rate demand preferred shares of the Fund (the “Preferred Shares”) will have equal voting rights with the holders of common shares of beneficial interest of the Fund (the “Common Shares”). Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members. The quorum and voting requirements for the Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The number of Common Shares outstanding as of the close of business on the Record Date, the number of Preferred Shares of the Fund outstanding as of the close of business on the Record Date, and the managed assets of the Fund on the Record Date are [●] Common Shares, [●] Preferred Shares and $[●], respectively. “Managed assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage). Except as set forth in Appendix F, to the knowledge of the Fund, as of [●], 2024, no person was the beneficial owner of more than five percent of a class of the Fund’s outstanding shares.

Even if you plan to attend the meeting, please sign, date and return the enclosed WHITE proxy card. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card or WHITE voting instruction form, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a WHITE proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” Proposal 1. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

PLEASE DO NOT SEND BACK ANY PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE SABA HEDGE FUND NOMINEES, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE BOARD NOMINEES. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

If you are a record holder of the Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating ownership as of the Record Date. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the WHITE proxy card and returning it in the accompanying postage-paid return envelope.

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock, Inc.’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock, Inc.’s website into this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the New York address and phone number provided above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed WHITE proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the nominees named in this Proxy Statement. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED WHITE PROXY CARD/VOTING INSTRUCTION FORM OR BY

RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE

INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], 2024.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

[●]

PROPOSAL 1—ELECTION OF TRUSTEE NOMINEES

THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD NOMINEES (AS DEFINED BELOW) USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO WITHHOLD VOTES ON THE SABA HEDGE FUND NOMINEES.

The Board believes voting “FOR” the election of each of the Fund’s nominees: Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch, John M. Perlowski and Arthur P. Steinmetz, each of whom currently serves on the Board (collectively referred to as the “Board Nominees”), is in the best interest of the Fund’s shareholders for the following reasons, as discussed in more detail below:

•

After careful and thorough consideration, the Board, based on the recommendation of the Board’s Governance and Nominating Committee (the “Governance Committee”), unanimously concluded that the Board Nominees are the most qualified candidates.

•

The Board Members believe that all of the current Board Nominees are the most qualified and experienced stewards to continue overseeing the Fund in pursuing its investment objective for the benefit of all shareholders.

•

The current Board Members have demonstrated their ability to consistently deliver value to shareholders, all while implementing shareholder-friendly initiatives, such as share buybacks that have generated approximately $700,000 in shareholder profits.

Key Facts About the Fund

•	Outperformance: The Fund returned 9.7% on market price in 2023, outperforming its peer group’s median return of 6.8% on market price.[1]
•	Monthly Payments: The dollar amount per share of the Fund’s monthly distribution has grown by approximately 41% since November 2023.
•

Share Buybacks: The Fund has generated approximately $700,000 in shareholder profits since inception (October 30, 1992) by repurchasing approximately $4.7 million in Fund shares at a discount to net asset value.

1 The Fund’s peer group is the Morningstar Muni Pennsylvania category. The returns of the peer group do not include the Fund’s returns.

Tax-Exempt Income
Tax-Equivalent Yield[2]	Distributions to shareholders has grown by 41% since November 2023[3]

Outperformance
2023 Total Return[4]	MPA outperformed 100% of competitor funds in 2023[4]

The current Board Members, 80% of whom are independent from BlackRock, seek to ensure that the Fund operates in a responsible manner that protects and advances the interests of all shareholders, and not just the interests of a select few seeking a quick profit at the expense of the Fund’s ability to pursue its investment objective.

2 Reflects the tax-equivalent yield of the Bloomberg Municipal Pennsylvania Index and the Fund’s tax-equivalent yield on market price as of March 31, 2024. Tax-equivalent yield refers to the yield a taxable bond would have to earn in order to match, after taxes, the yield available on a tax-exempt municipal bond, assuming a 40.07% tax rate. The Bloomberg Municipal Pennsylvania Index is an unmanaged index composed of investment grade bonds issued from the U.S. state of Pennsylvania and its municipalities.

3 Reflects the increase in the dollar amount per share of the Fund’s monthly distribution from November 30, 2023 to March 31, 2024.

4 Reflects the median return on market price of the Morningstar Muni Pennsylvania category, excluding the returns of the Fund and the Fund’s return on market price during calendar year 2023.

An activist and opportunistic hedge fund, through its investment adviser, Saba Capital Management, L.P., has indicated its intent to nominate the Saba Hedge Fund Nominees for election to the Board at the meeting. The Governance Committee and the Board reviewed Saba’s notice of intent, including information provided by Saba regarding the qualifications and experience of the Saba Hedge Fund Nominees, as compared with those of the Board Nominees. The Board considered that the Board Nominees collectively have extensive experience with registered closed-end funds generally, with municipal funds, and specifically with the Fund, its investment objective and strategies and service providers. The Board further considered that the Saba Hedge Fund Nominees:

•	have no experience with the Fund, its investment objective and strategies, or service providers;

•	have little to no experience with closed-end funds in general, nor do they have the extensive experience with investment company governance possessed by the Board Nominees; and

•	have been handpicked and nominated by Saba. The Board believes that Saba is seeking to advance a harmful agenda that is not in the best interests of the Fund or its other shareholders.

The Board believes that electing the Saba Hedge Fund Nominees would essentially turn the Fund over to Saba when it has provided no information as to (i) its intentions or qualifications, or (ii) any related changes that would affect your investment. If elected, the Saba Hedge Fund Nominees would comprise a majority of the Board, and Saba may seek to follow the same takeover playbook it has deployed against other closed-end funds to take over management of the Fund. Since 2021, Saba has on two separate occasions acquired significant holdings in a closed-end fund to allow Saba to take over the fund, by using those holdings to help elect boards comprised of at least a majority of Saba-nominated trustees, who in turn terminated the fund’s existing management agreement and then appointed Saba as investment adviser to the fund. In addition to effectively voting itself in as investment adviser, causing those funds to pay a management fee to Saba, Saba has made radical changes to the investment strategies of those funds, resulting in them investing in higher-risk asset classes that may ultimately impede those funds’ ability to produce stable income for shareholders over the long term.

Should the Saba Hedge Fund Nominees be elected, the Fund expects that the Saba Hedge Fund Nominees would seek to terminate the investment management agreement between the Fund and BlackRock Advisors, LLC (“BlackRock” or the “Advisor”) and Saba would seek to have itself appointed as the Fund’s investment adviser. Thus, the election of the Saba Hedge Fund Nominees would be detrimental to the Fund and its shareholders, and would result in shareholders being deprived of their ability to remain invested in a fund that follows the Fund’s current investment strategies and one managed by a world class manager like BlackRock.

BOARD RECOMMENDATION

Vote “FOR” the election of each Board Nominee using the WHITE proxy card.

Please do not return or vote any other color proxy card you may receive, even to withhold votes on the Saba Hedge Fund Nominees.

Nominees for the Fund. The Board consists of ten Board Members, eight of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Board Members”). The Board Members for the Fund elected at the meeting will serve until the later of the date of the Fund’s 2025 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

The owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”) for the Fund. This means that owners of Common Shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of Common Shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. W. Carl Kester and Catherine A. Lynch are standing for election this year as Preferred Shares Nominees.

Board Members’/Nominees’ Biographical Information. Each of the Board Nominees, as listed below, is highly skilled and experienced.

Cynthia L. Egan

Robert Fairbairn

Lorenzo A. Flores

Stayce D. Harris

J. Phillip Holloman

R. Glenn Hubbard

W. Carl Kester

Catherine A. Lynch

John M. Perlowski

Arthur P. Steinmetz

The below table identifies the Board Nominees for election to the Board and sets forth certain biographical information about the Board Members, including the Board Nominees. Each Board Nominee was recommended by the Governance Committee of the Board and nominated by the full Board for election by shareholders. R. Glenn Hubbard was selected to serve as the Chair of the Board, and W. Carl Kester was selected to serve as the Vice Chair of the Board. All of the closed-end investment companies registered under the 1940 Act advised by BlackRock Advisors, LLC (the “Advisor”), including the Fund, are referred to collectively as the “BlackRock Closed-End Funds.” The BlackRock Closed-End Funds, together with certain other registered investment companies advised by the Advisor or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Independent Board Members/Nominees †
R. Glenn Hubbard 1958	Chair of the Board and Trustee	2024; from 2007 to present	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	[ ] RICs consisting of [ ] Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
W. Carl Kester(2)(3) 1951	Vice Chair of the Board and Trustee	2024; from 2007 to present

Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School from 2008 to 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				[ ] RICs consisting of [ ] Portfolios	None
Cynthia L. Egan(3) 1955	Trustee	2024 from 2016 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	[ ] RICs consisting of [ ] Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Lorenzo A. Flores 1964	Trustee	2024; from 2021 to present

Chief Financial Officer, Intel Foundry since 2024; Vice Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.

				[ ] RICs consisting of [ ] Portfolios	None
Stayce D. Harris 1959	Trustee	2024; from 2021 to present

Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.

				[ ] RICs consisting of [ ] Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee	2024; from 2021 to present	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	[ ] RICs consisting of [ ] Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Catherine A. Lynch(2)(3) 1961	Trustee	2024; from 2016 to present

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

				[ ] RICs consisting of [ ] Portfolios	PennyMac Mortgage Investment Trust
Arthur P. Steinmetz(3) 1958	Trustee	2024; from 2023 to present	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	[ ] RICs consisting of [ ] Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Interested Board Members/Nominees††
Robert Fairbairn 1965	Trustee	2024; from 2018 to present

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

				[ ] RICs consisting of [ ] Portfolios	None
John M. Perlowski(3) 1964	Trustee, President and Chief Executive Officer	2024; Trustee from 2014 to present; President and Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	[ ] RICs consisting of [ ] Portfolios	None

*	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Fund’s Board in 2007, those Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R. Glenn Hubbard, 2004 and W. Carl Kester, 1995.

**

For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The BlackRock Fixed-Income Complex is comprised of [ ] RICs consisting of [ ] Portfolios.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†

Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.

††

Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Multi-Asset Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

(1)	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(2)	Preferred Shares Nominees.

(3)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Board believes that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Board.

Board Members/Nominees	Experience, Qualifications and Skills
R. Glenn Hubbard

R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Fund’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Hubbard’s independence from the Fund and the Advisor enhances his service as Chair of the Board, Chair of the Executive Committee and a member of the Governance Committee, the Compliance Committee and the Performance Oversight Committee.

W. Carl Kester

The Board benefits from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Kester’s independence from the Fund and the Advisor enhances his service as a Vice Chair of the Board, Chair

Board Members/Nominees	Experience, Qualifications and Skills
of the Governance Committee and a member of the Executive Committee, the Discount Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee.

Cynthia L. Egan

Cynthia L. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and a director and Chair of the Board of The Hanover Group, a public property casualty insurance company. Ms. Egan is also the lead independent director and non-executive Vice Chair of the Board of Huntsman Corporation, a publicly traded manufacturer and marketer of chemical products. Ms. Egan’s independence from the Fund and the Advisor enhances her service as Chair of the Compliance Committee and a member of the Discount Committee, the Governance Committee, the Performance Oversight Committee and the Securities Lending Committee.

Lorenzo A. Flores

The Board benefits from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer of Intel Foundry, a semiconductor manufacturing unit of Intel Corporation, Chief Financial Officer and Corporate Controller of Xilinx, Inc., a technology and semiconductor company that supplies programmable logic devices, and Vice Chairman of Kioxia, Inc., a manufacturer and supplier of flash memory and solid state drives, and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Flores’s independence from the Fund and the

Board Members/Nominees	Experience, Qualifications and Skills
Advisor enhances his service as a member of the Performance Oversight Committee.

Stayce D. Harris

The Board benefits from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs. Ms. Harris is also a director of The Boeing Company. Ms. Harris’s independence from the Fund and the Advisor enhances her service as a member of the Compliance Committee and the Performance Oversight Committee.

J. Phillip Holloman

The Board benefits from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman’s independence from the Fund and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Catherine A. Lynch

Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch is also a trustee of PennyMac Mortgage Investment Trust, a specialty finance company that invests primarily in mortgage-related assets. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as Chair of the Audit Committee. Ms. Lynch’s independence

Board Members/Nominees	Experience, Qualifications and Skills

from the Fund and the Advisor enhances her service as the Chair of the Discount Committee and the Chair of the Securities Lending Committee, and a member of the Governance Committee and the Performance Oversight Committee.

Arthur P. Steinmetz

The Board benefits from Arthur P. Steinmetz’s many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry. Mr. Steinmetz’s service as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds provides insight into the asset management industry. He has also served as a Director of ScotiaBank (U.S.). Mr. Steinmetz’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Steinmetz’s independence from the Fund and the Advisor enhances his service as Chair of the Performance Oversight Committee and a member of the Discount Committee.

Robert Fairbairn

Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski

John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Fund provides him with a strong understanding of the Fund, their operations, and the business and regulatory issues facing the Fund. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman

Board Members/Nominees	Experience, Qualifications and Skills

Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

Board Leadership Structure and Oversight

The Board consists of ten Board Members, eight of whom are Independent Board Members. The registered investment companies advised by the Advisor or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

The Board has overall responsibility for the oversight of the Fund. The Chair of the Board and the Chief Executive Officer are different people. Not only is the Chair an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Board has seven standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee, a Discount Committee, a Securities Lending Committee and an Executive Committee.

The Board currently oversees the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Fund does not have a compensation committee because its executive officers, other than the Fund’s Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Fund and the CCO’s compensation is comprehensively reviewed by the Board. The role of the Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Fund’s management, in executive sessions or with other service providers to the Fund. The Board has regular meetings five times a year, including a meeting to consider the approval of the Fund’s investment management agreement and, if necessary, may hold special meetings before its next regular meeting. The Audit Committee, the Governance Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee each meets regularly and the Discount Committee and the Executive Committee each meets on an ad hoc basis to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chief Executive Officer from the Chair because it believes that having an independent Chair:

•	increases the independent oversight of the Fund and enhances the Board’s objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Fund’s operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Board; and

•	provides independent spokespersons for the Fund.

The Board has engaged the Advisor to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisor, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s charter, and the Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisor and its role in running the operations of the Fund.

Day-to-day risk management with respect to the Fund is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board has approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports regularly to the Board regarding compliance matters for the Fund and its service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for the Fund’s most recent fiscal year is set forth in Appendix A.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Fund as of [●], 2024 is set forth in Appendix B.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of the Fund to encourage Board Members to attend the annual shareholders’ meeting. Six Board Members in office at the time attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2023, the Board met nine times. Additionally, during the fiscal year ended July 31, 2023, the Board met seven times. No incumbent Board Member attended less than 75% of the aggregate number of meetings of the Board and of each Committee on which the Board Member served during the Fund’s most recently completed full fiscal year.

Committees of the Board. Information relating to the various standing Committees of the Board is set forth in Appendix C.

Delinquent Section 16(a) Reports. None to report.

Executive Officers of the Fund. Information about the executive officers of the Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix D.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH BOARD NOMINEE TO THE BOARD USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO WITHHOLD VOTES ON THE SABA HEDGE FUND NOMINEES.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the meeting. The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast on any matter at a shareholder meeting shall constitute a quorum for purposes of conducting business on such matter.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the election of Trustees on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, the Fund does not expect to receive any “broker non-votes.” Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. We urge you to instruct your broker or other nominee to vote your shares using the WHITE proxy card.

The affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1. Abstentions and broker non-votes, if any, will be counted as represented at the meeting and will have the same effect as a vote against Proposal 1.

Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions and broker non-votes, if any, as present for purposes of determining a quorum. Preferred Shares of the Fund held in “street name” may be counted for purposes of establishing a quorum of shareholders if no instructions are received one business day before the meeting or, if adjourned, postponed, or delayed, one business day before the day to which the meeting is adjourned, postponed, or delayed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated WHITE proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

If you hold shares of the Fund through a bank, broker, other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of Proposal 1. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of the Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Fund.

A representative of D&T is expected to be present at the meeting in person or via teleconference. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.

The Fund’s Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

The Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s annual report to shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committee received no such notifications for the Fund during its most recently completed fiscal year. Following the Audit Committee’s review and discussion with the Fund’s independent registered public accounting firm, pursuant to authority delegated by the Board, the Audit Committee approved the Fund’s audited financial statements for the Fund’s fiscal year ended July 31, 2023 for inclusion in the Fund’s annual report to shareholders.

Appendix E sets forth the fees billed by the Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix E is presented under the following captions:

(a)  Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)  Audit-Related Fees—fees related to assurance and related services that are reasonably associated with the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)  Tax Fees—fees associated with tax compliance and/or tax preparation, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix E relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

(d)  All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(e)  Aggregate Non-Audit Fees for Services Provided to the Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee—the sum of the fees shown under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” and fees paid by the Fund’s Affiliated Service Providers to the Fund’s independent registered public accounting firm.

The Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. The Fund’s Audit Committee also is required to consider and approve (i) the provision by the Fund’s independent registered public accounting firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix E to this Proxy Statement for information about the fees paid by the Fund, the Advisor, and Affiliated Service Providers to the Fund’s independent registered public accounting firm.

The Audit Committee complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. The Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to the Fund’s Audit Committee for ratification at the next regularly scheduled Board meeting.

For the Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Fund for which the general pre-approval requirement was waived.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Fund’s Audit Committee was required for the calendar years ended December 31, 2023 and December 31, 2022 were $[●] and $[●], respectively. These fees were paid in their entirety by BlackRock in connection with services provided to the Affiliated Service Providers of the Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and secondarily, a subscription to the Deloitte Accounting Research Tool.

The Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to the Fund and the Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of the Fund consists of the following Board Members:

Catherine A. Lynch (Chair);

Lorenzo A. Flores;

J. Phillip Holloman; and

Arthur P. Steinmetz.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

[As of [●], to the best of the Fund’s knowledge, the persons listed in Appendix F beneficially owned more than 5% of the outstanding shares of the class of the Fund.]

Investment Advisor and Administrator

The Advisor provides investment advisory and administrative services to the Fund. The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisor, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock, Inc.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund must be received at the offices of the Fund, 50 Hudson Yards, New York, NY 10001, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2025 annual meeting of the Fund’s shareholders and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by [●], [●], 2025. In the event the Fund moves the date of its 2025 annual shareholder meeting by more than 30 days from the anniversary of its 2024 annual shareholder meeting, shareholder submissions of proposals for inclusion in the Fund’s proxy statement and proxy card for the 2025 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2025 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2024 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2025 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for the Fund require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2025 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and, assuming that the 2025 annual shareholder meeting is held within 25 days of [●], 2025, must be received by the Fund between [●], [●], 2025 and [●], [●], 2025.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by [●], [●], 2025. In the event the Fund moves the date of its 2025 annual shareholder meeting by more than 25 days from the anniversary of its 2024 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2025 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of the Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2025 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052. For further information, please see Appendix C—Committees of the Board—Governance Committee.

Written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001. Shareholders may communicate with the Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Fund. Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund (excluding the salaries and fees of officers and employees) will be approximately $[●]. To date, $[●] has been spent on the solicitation. These estimates include fees for attorneys, accountants, public relations or financial advisers, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation, but exclude costs normally expended for the election of Board Members in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or regular employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $[●] for such services (including reimbursements of out-of-pocket expenses), which is included in the estimate above. Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Georgeson anticipates that approximately [●] of its employees will be involved in soliciting shareholders of the Fund.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to the Fund’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee will also be required to show satisfactory proof of ownership of shares in the Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

The Fund obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) information the Fund receives from visits to the Fund’s or its affiliates’ websites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates to service your account or to provide you with information about other BlackRock, Inc. products or services that may be of interest to you. In addition, the Fund restricts access to non-public personal information about its current and former shareholders to those BlackRock, Inc. employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2024 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Fund.

A list of the Fund’s shareholders as of the Record Date will be available electronically for inspection by any record shareholder of the Fund beginning two business days after notice is given of the annual shareholder meeting and continuing through the annual shareholder meeting. Shareholders interested in inspecting the list of shareholders for the Fund should contact Georgeson LLC at [●] for additional information.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting under various circumstances, including to permit further solicitation of proxies with respect to a proposal if the chair determines that adjournment is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating the enclosed WHITE proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Board,

Janey Ahn

Secretary of the Fund

[●], 2024

Appendix A – Compensation of the Board Members

Each Independent Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board Member of the BlackRock-advised funds, including the Fund, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Board and the Vice Chair of the Board are each paid an additional annual retainer of $140,000 and $84,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, Governance Committee, Discount Committee and Securities Lending Committee are paid an additional annual retainer of $55,000, $42,500, $50,000, $42,500, $5,000 and $5,000, respectively. Each of the members of the Audit Committee, Compliance Committee, Governance Committee, Discount Committee and Securities Lending Committee is paid an additional annual retainer of $30,000, $25,000 $25,000, $20,000 and $15,000, respectively, for his or her service on such committee. An Independent Board Member may receive additional compensation for his or her service as a member or Chair, as applicable, of one or more ad hoc committees of the Board. The Fund will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

Prior to January 1, 2024, the Chair of the Board and the Vice Chair of the Board were paid an additional annual retainer of $100,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee were paid an additional annual retainer of $45,000, $37,500, $45,000 and $37,500, respectively.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by the Fund during its most recently completed fiscal year and by all BlackRock-advised funds for the most recently completed calendar year. For the number of BlackRock-advised funds from which each Independent Board Member receives compensation, see the Biographical Information Chart in the discussion of Proposal 1. Messrs. Perlowski and Fairbairn serve without compensation from the Fund because of their affiliation with BlackRock, Inc. and the Advisor.

A-1

	Cynthia L. Egan(2)	Frank J. Fabozzi(2)(4)	Lorenzo A. Flores(2)	Stayce D. Harris(2)	J. Phillip Holloman(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)	Arthur P. Steinmetz(5)	Fund Total
Total Compensation from the Fund(1)	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Total Compensation from all BlackRock- advised funds(3)	$ 465,000	$ 497,500	$ 400,000	$ 395,000	$ 425,000	$ 520,000	$ 587,500	$ 530,000	$ 85,914

(1)	Information is for the Fund’s most recent fiscal year.

(2)

Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch is $1,311,764, $480,389, $476,463, $505,309, $4,221,192, $1,873,945 and $542,749, respectively, as of December 31, 2023. Ms. Egan and Mr. Steinmetz did not participate in the deferred compensation plan as of December 31, 2023.

(3)

Represents the aggregate compensation earned by such persons from the BlackRock-advised funds during the calendar year ended December 31, 2023. Of this amount, Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch deferred $0, $200,000, $197,500, $212,500, $260,000, $44,063 and $68,900, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

(4)	Dr. Fabozzi retired as a Trustee of the Fund, a member of the Audit Committee and Chair of the Performance Oversight Committee effective December 31, 2023.

(5)

Mr. Steinmetz was appointed as a Trustee of the Fund effective September 9, 2023, appointed as a member and Chair of the Performance Oversight Committee effective January 1, 2024 and January 19, 2024, respectively, and appointed as a member of the Audit Committee effective January 19, 2024.

A-2

Appendix B – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Fund as of [●], 2024. No Board Member/Nominee owns Preferred Shares.

Name of Board Member and Board Nominee	Number of Common Shares	Aggregate Dollar Range of Common Shares in the Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies

Interested Board Members/Nominees:

Robert Fairbairn	[●]	[●]	[●]	[●]

John M. Perlowski	[●]	[●]	[●]	[●]

Independent Board Members/Nominees:

Cynthia L. Egan	[●]	[●]	[●]	[●]

Lorenzo A. Flores	[●]	[●]	[●]	[●]

Stayce D. Harris	[●]	[●]	[●]	[●]

J. Phillip Holloman	[●]	[●]	[●]	[●]

R. Glenn Hubbard	[●]	[●]	[●]	[●]

W. Carl Kester	[●]	[●]	[●]	[●]

Catherine A. Lynch	[●]	[●]	[●]	[●]

Arthur P. Steinmetz	[●]	[●]	[●]	[●]

(1)

Represents, as of [●], 2024, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the BlackRock Fixed-Income Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock Corporate High Yield Fund, Inc. (HYT), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Energy and Resources Trust (BGR), BlackRock Enhanced Capital and Income Fund, Inc. (CII), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Enhanced International Dividend Trust (BGY), BlackRock Floating Rate Income Trust (BGT), BlackRock Health Sciences Trust (BME) and BlackRock Limited Duration Income Trust (BLW), along with certain open-end investment companies in the BlackRock Fixed-Income Complex, are eligible investments. As of [●], 2024, Ms. Egan did not participate in the deferred compensation plan.

B-1

[As of [●], 2024, all Board Members/Nominees and executive officers as a group owned less than 1% of the outstanding shares of the Fund, and the Chief Financial Officer of the Fund did not own any shares in the Fund.]

[As of [●], 2024, none of the Independent Board Members nor their immediate family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.]

B-2

Appendix C – Committees of the Board

The business and affairs of the Fund are managed by or under the direction of the Board.

Standing Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee composed of Catherine A. Lynch (Chair), Lorenzo A. Flores, J. Phillip Holloman and Arthur P. Steinmetz, all of whom are Independent Board Members. Ms. Lynch, Mr. Flores and Mr. Steinmetz have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. The Board has a standing Governance Committee composed of W. Carl Kester (Chair), Cynthia L. Egan, J. Phillip Holloman, R. Glenn Hubbard and Catherine A. Lynch, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Fund (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

The Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under the Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. The Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2025 annual shareholder meeting of the Fund is held within 25 days of [●], 2025, the Fund must receive notice pertaining to the 2025 annual meeting of shareholders no earlier than [●], 2025 and no later than [●], 2025. However, if the Fund holds its 2025 annual shareholder meeting on a date that is not within 25 days before or after [●], 2025, the Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

The Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Fund has adopted Board Member qualification requirements which can be found in the Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to the Fund’s By-laws for more details.

A copy of the Governance Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Stayce D. Harris, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisers and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. The Fund has a Performance Oversight Committee composed of Arthur P. Steinmetz (Chair), Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee.

Discount Committee. The Fund has a Discount Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan, W. Carl Kester and Arthur P. Steinmetz, all of whom are Independent Board Members. The principal responsibilities of the Discount Committee include, without limitation, the following responsibilities with respect to the Fund when the Fund is trading at a share price lower than its net asset value (referred to as “trading at a discount”): (i) monitoring, on behalf of the Board, the Fund; (ii) seeking to identify factors driving the Fund trading at a discount; (iii) engaging with the Advisor on ways to potentially mitigate the Fund trading at a discount; (iv) reviewing and making recommendations to the Board regarding actions related to the Fund trading at a discount; and (v) addressing such other matters relating to the Fund trading at a discount as the Discount Committee deems appropriate. The Board has adopted a written charter for the Board’s Discount Committee.

Securities Lending Committee. The Fund has a Securities Lending Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Securities Lending Committee include, without limitation: (i) supporting, overseeing and organizing on behalf of the Board the process for oversight of the Fund’s securities lending activities; and (ii) providing a recommendation to the Board regarding the annual approval of the Fund’s Securities Lending Guidelines and the Fund’s agreement with the lending agent. The Board has adopted a written charter for the Board’s Securities Lending Committee.

Executive Committee. The Fund has an Executive Committee composed of R. Glenn Hubbard (Chair) and W. Carl Kester, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee.

The Board currently oversees the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Fund’s Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Executive, Discount Committee and Securities Lending Committee met the following number of times for the fiscal year ended July 31, 2023:

Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Discount Committee Meetings	Number of Securities Lending Committee Meetings	Number of Executive Committee Meetings

[●]	[●]	[●]	[●]	[●]	[●]	[●]

Appendix D – Information Pertaining to the Executive Officers of the Fund

The executive officers of the Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Each executive officer is an “interested person” of the Fund (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years

John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Trustee since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015.

Trent Walker 1974	Chief Financial Officer	Annual; Since 2021	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (“CCO”)	Annual; Since 2023	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. since 2018.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

With the exception of the CCO, executive officers receive no compensation from the Trust. The Fund compensates the CCO for his services as its CCO.

D-1

Appendix E – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees Paid to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

Audit Fees		Audit-Related Fees

Fiscal Year Ended July 31, 2023 ($)	Fiscal Year Ended July 31, 2022 ($)	Fiscal Year Ended July 31, 2023 ($)	Fiscal Year Ended July 31, 2022 ($)

[ ]	[ ]	[ ]	[ ]

Tax Fees and All Other Fees

Tax Fees*		All Other Fees

Fiscal Year Ended July 31, 2023 ($)	Fiscal Year Ended July 31, 2022 ($)	Fiscal Year Ended July 31, 2023 ($)	Fiscal Year Ended July 31, 2022 ($)

[ ]	[ ]	[ ]	[ ]

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.

Aggregate Non-Audit Fees for Services Provided to the Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee*:

Aggregate Non-Audit Fees for Pre-Approved Services to the Fund and its Affiliated Service Provider

Fiscal Year Ended July 31, 2023 ($)	Fiscal Year Ended July 31, 2022 ($)

[ ]	[ ]

*

Reflects the sum of the fees shown above under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” with respect to the Fund. Non-audit fees of $[ ] and $[ ] for the calendar years ended December 31, 2023 and December 31, 2022, respectively, were also paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and, secondarily, a subscription to the Deloitte Accounting Research Tool. Those amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

E-1

Appendix F – 5% Beneficial Share Ownership

To the best knowledge of the Fund, based on filings made on or before [ ], 2024 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Fund indicated as of [ ], 2024 (unless otherwise indicated):

Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held

[●]	[●]	[●]	[●]	[●]	[●]

MPA-[ ]

F-1

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND
c/o GEORGESON LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
EVERY VOTE IS IMPORTANT
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WHITE PROXY CARD BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2024 -1-
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
COMMON SHARES
The undersigned hereby appoints [Jay M. Fife, Jonathan Diorio and Paul Mickle], and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Pennsylvania Quality Fund (the “Fund”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on [•], 2024 at [•] .m. (Eastern time), and any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
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MPA_33919_040224
PLEASE MARK, SIGN, DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on [•], 2024.
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Please detach at perforation before mailing.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.
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[GRAPHIC APPEARS HERE]
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FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
01. Cynthia L. Egan ☐ ☐ ☐ 02. Robert Fairbairn ☐ ☐ ☐
03. Lorenzo A. Flores ☐ ☐ ☐ 04. Stayce D. Harris ☐ ☐ ☐
05. J. Phillip Holloman ☐ ☐ ☐ 06. R. Glenn Hubbard ☐ ☐ ☐
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xxxxxxxxxxxxxx MPA1 33919 xxxxxxxx -2 -

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND
c/o GEORGESON LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
EVERY VOTE IS IMPORTANT
EASY VOTING OPTION:
VOTE BY MAIL
Vote, sign and date this WHITE Proxy
Card and return in the
postage-paid envelope
THANK YOU FOR VOTING
THIS IS THE WHITE PROXY CARD
Please detach at perforation before mailing.
WHITE PROXY CARD BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2024
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
PREFERRED SHARES
The undersigned hereby appoints [Jay M. Fife, Jonathan Diorio and Paul Mickle], and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Pennsylvania Quality Fund (the “Fund”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on [•], 2024 at [•] .m. (Eastern time), and any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
MPA_33919_040224_Pref
PLEASE MARK, SIGN, DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.
xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on [•], 2024.
The Proxy Statement is available at:
[•]
Please detach at perforation before mailing.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.
[GRAPHIC APPEARS HERE]
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
[GRAPHIC APPEARS HERE]
Proposal
1. To Elect the Board Member Nominees.
☐ To vote all Nominees FOR ☐ To vote all Nominees AGAINST ☐ To vote all Nominees ABSTAIN or vote separately by Nominee below
FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
01. Cynthia L. Egan ☐ ☐ ☐ 02. Robert Fairbairn ☐ ☐ ☐
03. Lorenzo A. Flores ☐ ☐ ☐ 04. Stayce D. Harris ☐ ☐ ☐
05. J. Phillip Holloman ☐ ☐ ☐ 06. R. Glenn Hubbard ☐ ☐ ☐
07. John M. Perlowski ☐ ☐ ☐ 08. Arthur P. Steinmetz ☐ ☐ ☐
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